Semiannual Report - Financial Statements
T. Rowe Price

Tax-Free Short Intermediate Fund

August 31, 2001


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                6 Months       Year
                   Ended      Ended
                 8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
  Beginning
  of period     $  5.38    $  5.20    $  5.39    $  5.37    $  5.35    $  5.37

Investment activities
  Net investment
  income (loss)    0.11       0.23       0.21       0.22       0.22       0.23
  Net realized and
  unrealized
  gain (loss)      0.08       0.18      (0.18)      0.04       0.05      (0.02)

  Total from
  investment
  activities       0.19       0.41       0.03       0.26       0.27       0.21

Distributions
  Net investment
  income          (0.11)     (0.23)     (0.21)     (0.22)     (0.22)     (0.23)

  Net realized gain           --         --        (0.01)     (0.02)     (0.03)

  Total distrib   (0.11)     (0.23)     (0.22)     (0.24)     (0.25)     (0.23)

NET ASSET VALUE

End of period   $  5.46    $  5.38    $  5.20    $  5.39    $  5.37    $  5.35
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)    3.58%     7.97%        0.67%      4.90%      5.28%     4.02%

Ratio of total
expenses

to average
net assets         0.53%!    0.53%        0.53%      0.53%      0.54%     0.56%

Ratio of net
investment
income (loss)
to average
net assets         4.00%!    4.27%        4.07%      4.06%      4.23%     4.30%

Portfolio
turnover rate      32.7%!    40.7%[root]  49.7%      39.9%      76.8%     84.3%

Net assets,
end of period
(in thousands)   433,999    415,813    404,634    459,319    438,951    443,631


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. [root] Excludes the effect of the acquisition of the Virginia Short-Term Bond Fund's assets.

        ! Annualized The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

August 31, 2001

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

ALABAMA  1.3%

Huntsville Solid Waste Disposal
     5.75%, 10/1/05
     (MBIA Insured) *                             $  3,985             $  4,334

Selma Ind. Dev. Board, Intl. Paper,
     4.25%, 7/15/08                                  1,250                1,253

Total Alabama (Cost $5,310)                                               5,587


ALASKA  1.0%

  Alaska Housing Fin.,
  5.35%, 12/1/07 *                                   1,630                1,719

  Alaska Student Loan, 5.50%,
  7/1/05 (AMBAC Insured) *                           2,500                2,661

Total Alaska (Cost $4,157)                                                4,380


ARIZONA  2.0%

Arizona School Fac. Board,
     5.50%, 7/1/13                                   1,910                2,116

Arizona Transportation Board,
  Maricopa County
     5.00%, 7/1/03                                   1,525                1,589

Salt River Agricultural
  Improvement & Power
     5.75%, 1/1/08                                   2,000                2,226

     6.50%, 1/1/04                                   2,500                2,701


Total Arizona (Cost $8,281)                                               8,632


COLORADO  3.3%

Denver City & County Airport

     6.00%, 11/15/03
     (MBIA Insured) *                                3,965                4,219

     6.75%, 11/15/13 *                               5,080                5,381

     7.00%, 11/15/25

     (Prerefunded 11/15/01!) *                       4,525                4,565

Total Colorado (Cost $13,872)                                            14,165


DELAWARE  0.3%

  Delaware, GO, 5.25%, 4/1/05                        1,120                1,201


Total Delaware (Cost $1,137)                                              1,201


DISTRICT OF COLUMBIA  0.3%

District of Columbia, GO, 5.20%,
     6/1/04 (AMBAC Insured)                          1,250               1 ,321

Total District of Columbia (Cost  $1,266)            1,321


FLORIDA  3.8%

  Broward County Resource Recovery,
  5.00%, 12/1/05                                  $  4,650             $  4,889

  Dade County Aviation, Miami Int'l. Airport

     5.75%, 10/1/04
     (FSA Insured) *                                 5,000                5,367

  Florida Board of Ed., GO, Lottery

     5.25%, 7/1/05
     (FGIC Insured)                                  1,940                2,087

  Florida Division Bond Fin. Dept.

     5.00%, 7/1/12
     (AMBAC Insured)                                 4,000                4,191

Total Florida (Cost $15,992)                                             16,534


GEORGIA  7.9%

Athens-Clarke Residential Care Fac.
  for the Elderly

  Wesley Woods of Athens,
     5.30%, 10/1/01                                  1,500                1,501

  Atlanta Airport Fac., 6.25%,
     1/1/05 (AMBAC Insured)                          6,220                6,827

  DeKalb County Water & Sewage,
     6.125%, 10/1/04                                 5,275                5,767

Georgia, GO

     5.25%, 10/1/03                                  2,750                2,895
     5.75%, 7/1/04                                   5,000                5,388

Municipal Electric Auth. of Georgia

     5.00%, 1/1/04                                   5,070                5,289
     5.00%, 1/1/04
     (Escrowed to Maturity)                            530                  553
     5.25%, 1/1/03
     (AMBAC Insured)                                 2,850                2,946

Savannah Hosp. Auth.
  St. Josephs/Candler Health System
     5.00%, 7/1/02 (FSA Insured)                     2,950                3,010

Total Georgia (Cost $33,081)                                             34,176


HAWAII  1.0%

Hawaii Airport System, 6.125%,
  7/1/05 (FGIC Insured) *                            4,000                4,381

Total Hawaii (Cost $4,075)                                                4,381


ILLINOIS  4.4%

Chicago Public Building Commerce

     5.125%, 2/1/04
     (FGIC Insured)                                  1,500                1,573

Illinois, GO, 5.00%, 8/1/03                       $  4,320             $  4,503

Illinois, Sales Tax

     5.50%, 6/15/05                                  4,195                4,538
     6.00%, 6/15/06                                  2,000                2,228

Metropolitan Pier & Expo Auth.,
  McCormick Place

     6.50%, 6/15/27
     (Prerefunded 6/15/03!)                          4,000                4,344

Southwestern Dev. Auth.
         Anderson Hosp.

     5.25%, 8/15/02                                    415                  418
     5.25%, 8/15/05                                    485                  489
     5.25%, 8/15/06                                    510                  510
     5.50%, 8/15/07                                    535                  539

Total Illinois (Cost $18,643)                                            19,142


INDIANA  1.0%


Indianapolis Airport Auth.,
  Federal Express, 7.10%, 1/15/17 *                  3,000                3,238

Indianapolis Gas Utility System,
 Distribution System

     5.00%, 8/15/02
     (AMBAC Insured)                                 1,180                1,208

Total Indiana (Cost $4,414)                                               4,446


IOWA  0.5%

Iowa Fin. Auth.,
  VRDN (Currently 2.13%) *                           2,120                2,120

Total Iowa (Cost $2,120)                                                  2,120


KENTUCKY  5.5%

  Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/20 *                    3,080                3,176

Kentucky Economic Dev. Fin. Auth.
  Catholic Healthcare, 4.50%, 10/1/02                  945                  962

Kentucky Property & Buildings Commission

     5.00%, 8/1/04                                   7,170                7,575
     5.25%, 10/1/04                                  2,500                2,667
     5.50%, 8/1/11
     (FSA Insured)                                   4,000                4,466

Kentucky Turnpike Auth.,

  5.30%, 7/1/04 (AMBAC Insured)                      4,750                5,049

Total Kentucky (Cost $23,260)                                            23,895


LOUISIANA  1.8%

Louisiana, GO

     5.00%, 4/15/03
     (AMBAC Insured)                              $  1,000             $  1,037
     5.50%, 4/15/07
     (AMBAC Insured)                                 5,000                5,490

West Feliciana Parish, PCR,
  Entergy Gulf States
     5.65%, 9/1/28                                   1,225                1,271

Total Louisiana (Cost $7,321)                                             7,798


MAINE  1.0%

  Maine, GO, 5.50%, 6/15/04                          4,000                4,275

Total Maine (Cost $4,056)                                                 4,275


MARYLAND  1.2%

Maryland, State and Local Fac.,
  GO, 5.00%, 7/15/06                                 1,500                1,619

  Maryland DOT, 5.50%, 9/1/06                        1,265                1,395

Maryland Energy Fin. Administration
  Wheelabrator Water Project,

     5.45%, 12/1/01 *                                1,185                1,192

Maryland HHEFA, Peninsula
  Regional Medical Center

     4.60%, 7/1/02                                     855                  868

Total Maryland (Cost $4,851)                                              5,074


MASSACHUSETTS  0.7%

Massachusetts Dev. Fin. Agency
  Biomedical Research

     5.75%, 8/1/03                                     700                  733
     5.75%, 8/1/04                                     500                  531

Massachusetts Municipal Wholesale Electric

     6.75%, 7/1/05 (MBIA Insured)                    1,750                1,843

Total Massachusetts (Cost $3,022)                                         3,107


MICHIGAN  1.9%

Michigan Building Auth., GO

     5.25%, 10/15/04                                 2,585                2,761
     6.25%, 10/1/03
     (AMBAC Insured)                                 3,200                3,429


     Michigan Hosp. Fin. Auth., Mercy Health
     5.25%, 8/15/02
     (Escrowed to Maturity)                       $    555             $    570

Michigan Municipal Bond Auth.,
  Clean Water Rev. Fund

     5.50%, 10/1/04                                  1,310                1,408

Total Michigan (Cost $7,930)                                              8,168


MINNESOTA  0.7%

Minneapolis & St. Paul Metropolitan Airports

     6.50%, 4/1/25 *                                 1,000                1,011

  Minnesota, GO, 5.75%, 8/1/05                       2,000                2,195

Total Minnesota (Cost $3,064)                                             3,206


MISSOURI  0.8%

  St. Louis Airport Dev.

     6.00%, 7/1/02
     (FGIC Insured) *                                2,770                2,845
     6.25%, 1/1/03                                     765                  787

Total Missouri (Cost $3,560)                                              3,632


NEBRASKA  1.7%

  Omaha Public Power Dist.,
     Nebraska Electric, 5.25%, 2/1/04                3,000                3,159

Univ. of Nebraska Fac.,
  Deferred Maintenance

     5.25%, 7/15/06                                  3,720                4,035

Total Nebraska (Cost $6,795)                                              7,194


NEW JERSEY  3.9%

  New Jersey, GO, 5.25%, 3/1/08                      1,040                1,135

New Jersey Transit

     5.50%, 2/1/06
     (AMBAC Insured)                                 5,000                5,450
  COP, 5.00%, 9/15/04
  (AMBAC Insured)                                    2,025                2,148
  COP, 5.25%, 9/15/03
  (AMBAC Insured)                                    4,955                5,207

New Jersey Transportation
  Trust Fund Auth. Transportation
  Systems, 5.75%, 6/15/11                            2,750                3,144

Total New Jersey (Cost $16,273)                                          17,084


NEW MEXICO  1.7%

Bernalillo County, 5.75%, 4/1/26
  (Prerefunded 4/1/06!)                           $  5,000             $  5,510

New Mexico Ed. Assistance
  Foundation, Ed. Loan
     5.50%, 11/1/10 *                                1,750                1,752

Total New Mexico (Cost $6,813)                                            7,262


NEW YORK  9.5%

Dormitory Auth. of the State of New York

  City Univ., 5.50%, 7/1/03                          2,860                3,005

  Interfaith Medical Center, 5.00%, 2/15/03          2,210                2,282

  Mental Health Services Fac.

     6.00%, 8/15/03                                 10,865               11,545
     6.00%, 8/15/03
     (Escrowed to Maturity)                             40                   43

  Wyckoff Heights Hosp.,

     5.50%, 2/15/03                                  4,095                4,258

Nassau County, GO

     6.30%, 11/1/02
     (FGIC Insured)                                  3,295                3,437
     7.00%, 3/1/04                                   2,810                3,050

New York City, GO

     5.25%, 8/1/03                                   4,040                4,236
     6.75%, 8/1/04                                   4,300                4,752
     7.00%, 8/1/04                                   4,000                4,441

Total New York (Cost $39,423)                                            41,049


NORTH CAROLINA  3.9%

  Charlotte Water & Sewer

     5.75%, 2/1/11
     (Prerefunded 2/1/04!)                           3,040                3,298

North Carolina, GO, 5.00%, 9/1/03                    5,750             6,013

North Carolina Eastern Municipal Power Agency
  Power Systems

     5.00%, 1/1/02                                     750                  754
     5.45%, 1/1/04                                   2,750                2,824

North Carolina Municipal Power Agency
  Catawba Electric

     5.90%, 1/1/03                                   3,000                3,099
     6.00%, 1/1/04                                   1,000                1,050

Total North Carolina (Cost $16,655)                                      17,038


NORTH DAKOTA  0.6%

Burleigh County Health Care, Medcenter One

     5.00%, 5/1/03
     (MBIA Insured)                               $  2,380             $  2,466

Total North Dakota (Cost $2,405)                                          2,466


OHIO  2.1%

Cuyahoga County, GO, 5.50%, 11/15/05                 1,400                1,527

Ohio, Higher Ed. Capital Fac., GO,
  5.25%, 5/1/05                                      2,495                2,678

Ohio Air Quality Dev. Auth., PCR,
  5.80%, 6/1/16                                      2,000                2,090

Steubenville Hosp.
  Trinity Health

     5.45%, 10/1/03                                    640                  668
     5.50%, 10/1/04                                    585                  617
     5.55%, 10/1/05                                    630                  671
     5.60%, 10/1/06                                    730                  784

Total Ohio (Cost $8,563)                                                  9,035


PENNSYLVANIA  5.1%

Beaver County IDA, PCR, Toledo Edison,
     4.85%, 6/1/30                                   4,000                4,036

Montgomery County IDA, PCR,
     5.20%, 10/1/30                                  2,000                2,083

Pennsylvania, GO

     5.00%, 10/15/03                                 1,990                2,086
     5.125%, 9/15/03
     (AMBAC Insured)                                 2,800                2,938
     6.00%, 7/1/09                                   4,375                5,006

Pennsylvania Intergovernmental
  Cooperative Auth., Special Tax

     5.00%, 6/15/03
     (FGIC Insured)                                  4,950                5,150

Philadelphia Redev. Auth., Schuylkill
  Apartments Project

  5.10%, 12/1/03 *                                   1,000                1,010

Total Pennsylvania (Cost $21,432)                                        22,309


PUERTO RICO  0.6%

Puerto Rico Ind. Medical
  & Environmental IDA, PCR

     4.25%, 9/1/13                                     500                  511

Puerto Rico Municipal Fin. Agency, GO,
  5.50%, 8/1/02                                      2,240                2,302

Total Puerto Rico (Cost $2,756)                                           2,813


SOUTH CAROLINA  1.9%

South Carolina, GO, School Fac.,
  5.75%, 1/1/07                                   $  4,960             $  5,501

South Carolina Public Service Auth.,
  Santee Cooper

     6.625%, 7/1/31
     (AMBAC Insured)
     (Prerefunded 7/1/02!)                           2,500                2,635

Total South Carolina (Cost $7,696)                                        8,136


TENNESSEE  0.4%

Knox County Health, Ed. and Housing Fac. Board

  Catholic Healthcare, 4.50%, 10/1/02                1,580                1,609

Total Tennessee (Cost $1,607)                                             1,609


TEXAS  7.9%

Austin Utilities

     5.75%, 11/15/03
     (FSA Insured)                                   4,570                4,863
     5.75%, 11/15/03
     (FSA Insured)
     (Escrowed to Maturity)                            430                  458

Dallas Fort Worth Int'l. Airport Fac.,
  American Airlines

     6.05%, 5/1/29 *                                   750                  782

Fort Worth Water & Sewer,
     5.50%, 2/15/05                                  4,225                4,537

Harris County Health Fac. Dev.
  St. Lukes Episcopal Hosp.

     5.50%, 2/15/11                                  2,140                2,305
     5.50%, 2/15/12                                  2,000                2,144

  Houston, GO, 5.25%, 3/1/05                         6,500                6,933

  Texas, GO, 5.00%, 10/1/06                          5,285                5,684

Tomball Hosp. Auth.
  Tomball Regional Hosp.

     5.50%, 7/1/03                                     800                  813
     5.50%, 7/1/04                                     800                  817
     5.50%, 7/1/05                                   1,300                1,326

Tyler Health Fac. Dev.,
Mother Frances Hosp., 5.25%, 7/1/02                  1,200                1,212

Univ. of Texas, Fin. Systems,
  5.25%, 8/15/04                                     2,375                2,528

Total Texas (Cost $33,193)                                               34,402


VIRGINIA  12.7%

Abington IDA, Johnston
  Memorial Hosp., 5.00%, 7/1/02                   $    765             $    778

Arlington County IDA,
Alexandria/Arlington Waste to Energy

     5.00%, 1/1/02
     (FSA Insured)                                   2,000                2,017
     5.25%, 1/1/03
     (FSA Insured)                                   1,000                1,034
     5.25%, 1/1/04
     (FSA Insured)                                   1,000                1,053

Bedford County IDA, PCR,
  Georgia-Pacific, 4.60%, 8/1/04                     1,560                1,600

Charles County IDA,
  Waste Management, 4.875%, 2/1/09 *                 2,000                1,991

Chesterfield County IDA,
Bon Secours Health System

     5.70%, 11/15/30                                 3,500                3,623

Fairfax County, GO,
  Public Improvement, 5.50%, 12/1/05                 4,100                4,499

Halifax County IDA, Old Dominion Electric,
  5.25%, 12/1/02 *                                   1,130                1,154

Hampton Roads Medical College,
  6.30%, 11/15/02                                    1,000                1,026

Henrico County Economic Dev.
  Auth., Regional Jail
     5.00%, 11/1/02                                    585                  602

Hopewell IDA

  Westport Convalescent Center

     5.45%, 10/1/02                                    220                  222
     5.60%, 10/1/03                                    235                  239

Leesburg Utility System, 6.30%,
  7/1/17 (MBIA Insured)

     (Prerefunded 7/1/02!)                             500                  526

Metropolitan Washington Airports Auth.

     5.75%, 10/1/03
     (FGIC Insured) *                                  300                  317
     6.40%, 10/1/04
     (MBIA Insured) *                                1,350                1,421

Newport News, GO

     5.50%, 1/15/03                                  1,000                1,039
     5.50%, 5/1/04                                     500                  533
     5.50%, 5/1/07                                   1,875                2,068

Norfolk, GO, 4.80%, 6/1/03                           4,500                4,667

Peninsula Ports Auth., Riverside
  Health Systems

     5.00%, 7/1/02                                     360                  367

Portsmouth, GO

  Public Improvement

     5.90%, 11/1/01                                    125                  126
     6.10%, 11/1/03                                    750                  769

Richmond Metropolitan Auth., Expressway

     5.75%, 7/15/22
     (FGIC Insured)
     (Prerefunded 7/15/02!)                       $    320             $    329

Southeastern Public Service Auth.,
  5.00%, 7/1/03                                        545                  556

Virginia Public School Auth., GO,
  School Fin., 5.00%, 1/1/04                         1,000                1,047

Virginia Biotechnology Research Park Auth.

  Consolidated Laboratories Project,
     5.00%,                                          1,950                2,039

Virginia Commonwealth Transportation Board

  Federal Highway Reimbursement

     5.50%, 10/1/04                                  5,500                5,924

Virginia Ed. Loan Auth., 5.40%,
  9/1/01 (Escrowed to Maturity) *                      900                  900

Virginia HDA

     4.90%, 1/1/03                                     200                  204
     5.125%, 7/1/03 *                                  865                  893

Virginia Public Building Auth.

     5.625%, 8/1/02                                    675                  694
     5.70%, 8/1/03                                     500                  529

Virginia Public School Auth., GO
  School Fin.

     4.90%, 1/1/03                                     550                  566
     5.00%, 8/1/02                                   2,790                2,854
     5.00%, 8/1/04                                   1,000                1,059
     5.25%, 8/1/05                                   2,000                2,157
     5.50%, 8/1/02                                   3,525                3,622

Total Virginia (Cost $53,182)                                            55,044


WASHINGTON  3.7%

King County, GO, 5.25%, 12/1/07                      3,195                3,491

Washington Public Power Supply System

  Nuclear Project

     5.25%, 7/1/03                                   3,000                3,129
     5.50%, 7/1/02
     (Escrowed to Maturity)                          5,000                5,125
     5.80%, 7/1/03
     (AMBAC Insured)                                 4,250                4,488

Total Washington (Cost $15,787)                                          16,233


WEST VIRGINIA  1.1%

Putnam County, PCR, Appalachian Power,
  6.60%, 7/1/19                                   $  1,500             $  1,551

West Virginia Hospital Fin. Auth.

  Charleston Area Medical Center

     5.90%, 9/1/06                                   1,155                1,253
     6.30%, 9/1/03                                   1,000                1,057
     6.50%, 9/1/05                                     815                  895

Total West Virginia (Cost $4,519)                                         4,756

WISCONSIN  1.6%

Milwaukee Metropolitan Sewage Dist.,
  GO, 6.25%, 10/1/05                                 3,000                3,348

Wisconsin Transportation

     5.00%, 7/1/02                                   1,630                1,664
     5.40%, 7/1/04                                   2,000                2,039

Total Wisconsin (Cost $6,788)                                             7,051


Total Investments in Securities

98.8% of Net Assets (Cost $413,299)                                    $428,721

Other Assets Less Liabilities                                             5,278


NET ASSETS                                                              433,999

Net Assets Consist of:
Accumulated net investment
income - net of distributions                                                72

Accumulated net realized
gain/loss - net of distributions                                            338

Net unrealized gain (loss)                                               15,422

Paid-in-capital applicable to
79,419,852 shares of $0.01 par

value capital stock outstanding;
1,000,000,000 shares authorized                                         418,167

NET ASSETS                                                              433,999

NET ASSET VALUE PER SHARE                                                  5.46

         *      Interest subject to alternative minimum tax
         !      Used in determining portfolio maturity
     AMBAC      AMBAC Indemnity Corp.
       COP      Certificates of Participation
       DOT      Department of Transportation
      FGIC      Financial Guaranty Insurance Company
       FSA      Financial Security Assurance Corp.
        GO      General Obligation
       HDA      Housing Development Authority
     HHEFA      Health & Higher Educational Facility Authority
       IDA      Industrial Development Authority
      MBIA      Municipal Bond Investors Assurance Corp.
       PCR      Pollution Control Revenue
      VRDN      Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/01


  Investment Income (Loss)
  Interest income                                               9,640
  Expenses
     Investment management                                        893

     Shareholder servicing                                        133

     Custody and accounting                                        60

     Registration                                                  17

     Prospectus and shareholder reports                             7

     Legal and audit                                                7

     Directors                                                      7

     Miscellaneous                                                  2

     Total expenses                                             1,126

     Expenses paid indirectly                                      (1)

     Net expenses                                               1,125

Net investment income                                           8,515

Realized and Unrealized Gain (Loss)

Net realized gain (loss)on securities                           1,839

Change in net unrealized gain or loss on securities             4,864

Net realized and unrealized gain (loss)                         6,703

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                         15,218


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/01              2/28/01

  Increase (Decrease) in Net Assets

  Operations
  Net investment income (loss)                       8,515               16,885

     Net realized gain (loss)                        1,839                 (354)

     Change in net unrealized gain or loss           4,864               14,113

     Increase (decrease) in net assets

     from operations                                15,218               30,644

  Distributions to shareholders

     Net investment income                          (8,495)             (16,885)

  Capital share transactions*

     Shares sold                                    50,397               79,865

     Shares issued in connection with fund acquisition--                 28,877

     Distributions reinvested                        6,589               12,897

     Shares redeemed                               (45,523)            (124,219)

     Increase (decrease) in net assets from capital

     share transactions                             11,463               (2,580)

  Net Assets

  Increase (decrease) during period                 18,186               11,179

  Beginning of period                              415,813              404,634

  End of period                                    433,999              415,813

*Share information

     Shares sold                                     9,324               15,154

     Shares issued in connection
     with fund acquisition                            --                  5,479

     Distributions reinvested                        1,218                2,448

     Shares redeemed                                (8,428)             (23,645)

     Increase (decrease) in
     shares outstanding                              2,114                 (564)



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Short Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts

     Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $34,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $20,000 ($0.000 per share), and decrease net unrealized gain/loss on securities by $20,000 ($0.000 per share). This change had no effect on the fund's net assets or total return.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $76,017,000 and $66,853,000, respectively, for the six months ended August 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $1,485,000 of capital loss carryforwards, including $49,000 from the acquisition of T. Rowe Price Virginia Short-Term Bond Fund; $292,000 expires in 2008, and $1,193,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2001, the cost of investments for federal income tax purposes was $413,547,000. Net unrealized gain aggregated $15,476,000 at period-end, of which $15,499,000 related to appreciated investments and $23,000 to depreciated investments.


NOTE 4 - ACQUISITION

     On November 1, 2000, the fund acquired substantially all of the assets of the T. Rowe Price Virginia Short-Term Bond Fund (the Virginia Short-Term Bond Fund), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by Virginia Short-Term Bond Fund share-holders on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 5,479,418 shares of the fund, having a value of $28,877,000, for the 5,673,189 shares of the Virginia Short-Term Bond Fund outstanding at the merger date. The Virginia Short-Term Bond's net assets at that date, which included $49,000 of accumulated net realized loss, $2,000 of net unrealized gain, and $2,000 of accumulated net investment income, were combined with those of the fund, resulting in aggregate net assets of $404,264,000.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $154,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $146,000 for the six months ended August 31, 2001, of which $29,000 was payable at period-end.


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET. In Person
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          Individual Investments Stocks, bonds, options, precious metals, and
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          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and
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          T. Rowe Price Report Quarterly investment newsletter discussing
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          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial
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          Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide
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          Readiness Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money
Investment Services and Information

* Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.



T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive
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          to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset
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          T. Rowe Price Rollover Investment Service offers asset allocation
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          plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides

          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirement Readiness Guide
          Tax Considerations for Investors


          Insights Reports

          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

     The Fundamentals of Investing

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

          INSIGHTS REPORTS

          General Information

          The ABCs of Giving Back to Basics: The ABCs of Investing The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          Investment Strategies

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          Types of Securities

          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Industry-Focused Stock Funds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          Brokerage Insights

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks


T. Rowe Price Tax-Free Short Intermediate Fund
--------------------------------------------------------------------------------

For fund and account information
or to conduct transactions,
4 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund
account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

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plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
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Three Financial Center
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Downtown
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1600 Tysons Boulevard
Suite 150


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.          F56-051  08/01

Semiannual Report

Tax-Free Funds

August 31, 2001

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                              1

Portfolio Managers' Report                                              2

  Economy and Interest Rates                                            2

  Market News                                                           2

  Portfolio Strategy Tax-Exempt Money Fund
  and PLUS Shares                                                       3

  Portfolio Strategy Tax-Free Short-
  Intermediate Fund                                                     4

  Portfolio Strategy Tax-Free Intermediate
  Bond Fund                                                             5

  Portfolio Strategy Tax-Free Income F                                  6

  Portfolio Strategy Tax-Free High Yie                                  8

Outlook                                                                 9

Performance Comparison                                                 11


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights
--------------------------------------------------------------------------------

o Amid economic weakness and stock market volatility, municipal bonds posted superior returns during the past six months.

o All but one fund surpassed the average return for competitor funds during the six-month period ended August 31, 2001, and all outperformed for the one-year period.

o A steeper yield curve benefited intermediate- and longer-term bonds, and lower-quality bonds recovered some ground and provided good overall returns.

o    Municipal bonds should fare well against a backdrop of a weaker economy.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                       12 Months               6 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                            3.19%                  1.38%

Tax-Exempt Money Fund
PLUS Class                                       3.02                   1.32

Lipper Tax-Exempt Money
Market Funds Average                             2.99                   1.26
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                                3.58                   7.80

Lipper Short-Intermediate
Municipal Debt Funds Average                     3.41                   7.34
--------------------------------------------------------------------------------

Tax-Free Intermediate
Bond Fund                                        4.08                   9.16

Lipper Intermediate
Municipal Debt Funds Average                     4.19                   8.87
--------------------------------------------------------------------------------

Tax-Free Income Fund                             4.76                  10.66

Lipper General Municipal
Debt Funds Average                               4.72                   9.69
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                         5.43                   9.21

Lipper High Yield Municipal
Debt Funds Average                               5.16                   7.75
--------------------------------------------------------------------------------

Price and Yield
                                   Tax-     Tax-       Tax-
                                 Exempt     Free       Free                Tax-
                         Tax-     Money    Short-    Inter-      Tax-      Free
                       Exempt      Fund    Inter-   mediate      Free      High
Period Ended            Money      PLUS   mediate      Bond    Income     Yield
8/31/01                  Fund     Class      Fund      Fund      Fund      Fund
--------------------------------------------------------------------------------

Price Per Share          1.00      1.00      5.46     11.20      9.93     11.84

Dividends Per Share

  For 6 months          0.014     0.013      0.11      0.24      0.24      0.34

  For 12 months         0.032     0.030      0.23      0.48      0.48      0.67

Dividend Yield
(7-Day Compound) *       1.94%     1.68%     --        --        --        --

30-Day Dividend Yield *  --        --        3.92%     4.21%     4.83%     5.55%

30-Day Standardized
Yield to Maturity        --        --        2.86      3.21      4.14      5.02


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Portfolio Managers' Report
--------------------------------------------------------------------------------

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. Municipal money market securities provided a safe haven for investors, although their yields declined along with other short-term securities.


ECONOMY AND INTEREST RATES

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

Municipal Bond and Note Yields

                          30-Year                 5-Year                 1-Year
                           AAA GO                 AAA GO                Moody's
--------------------------------------------------------------------------------

8/31/00                      5.50                   4.43                   4.30
                             5.61                   4.53                   4.35
                             5.52                   4.48                   4.40
                             5.43                   4.46                   4.40
12/31/00                     5.16                   4.15                   4.00
                             5.17                   3.84                   3.40
                             5.15                   3.86                   3.30
                             5.13                   3.73                   3.05
4/30/01                      5.32                   3.94                   3.05
                             5.27                   3.78                   2.80
                             5.22                   3.73                   2.60
                             5.06                   3.56                   2.65
8/31/01                      4.95                   3.30                   2.45



     The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate five times during the past six months, from 5.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

MARKET NEWS

     Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

     The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

     Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

     With rates falling sharply, especially in shorter-term maturities, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads-the differences between yields on bonds with high and low credit ratings-narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.


PORTFOLIO STRATEGY

     Tax-Exempt Money Fund and PLUS Shares

     Performance for the Tax-Exempt Money Fund exceeded its peer group averages for both the 6- and 12-month periods ended August 31. The fund returned 1.38% and 3.19%, respectively. The Tax-Exempt Money Fund PLUS Class shares also exceeded Lipper, though yields were slightly lower due to the fund's higher expenses in exchange for the additional services offered.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                    42                     67

Weighted Average Quality *                 First Tier             First Tier


* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     With ongoing economic weakness and continued interest rate cuts by the Federal Reserve, municipal money market rates moved lower during the past six months. Overnight yields, which averaged 3.85% in the prior six months, declined 105 basis points to 2.80% in the most recent period (100 basis points equal one percent). Yields on one-year maturities, which averaged 4.05% during the prior six-month period, declined steadily over the past six months to 2.45%.

Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

  General Obligations - Local                      13%                    19%

  Hospital Revenue                                 33                     17

  General Obligations - State                       9                     14

  Educational Revenue                              20                     12

  Prerefunded Bonds                                 5                     10


     The fund's performance advantage relative to its peer group resulted from an investment strategy that overweighted longer-term securities, thereby locking in higher yields for longer periods. This strategy reduced the fund's exposure to declining yields in the more volatile front end of our yield curve. The effect was to extend the fund's weighted average maturity, which began the period at 42 days, to 67 days at the end of August, compared with a weighted average maturity of 36 days for the peer group. The result of this strategy was that the fund's yield declined much more slowly than market rates in general, to the benefit of our shareholders.


PORTFOLIO STRATEGY

     Tax-Free Short-Intermediate Fund

     The fund's return exceeded that of its Lipper benchmark during the past six months. During the period, short-term municipal rates followed taxable bond rates lower. Three-year municipal rates fell 70 basis points from 3.7% to 3.0%, the lowest level since September 1993.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  3.9                    3.6

Weighted Average Effective
Duration (years)                                  2.7                    2.6

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        12%                    16%

General Obligations - Local                        16                     14

Electric Revenue                                    2                     12

Lease Revenue                                       8                     11

Dedicated Tax Revenue                              10                     11


     Early in the period, we kept duration slightly long, extending on weakness in April, then allowing the duration to shorten to a neutral position as we moved through July into August. With short-term municipal yields moving below the 10-year low, we did not see the value in being aggressive. (A fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     Our credit profile changed modestly. New York City general obligation bonds were cut in half. We had maintained an overweighted position; however, recent economic weakness, especially in the financial industry, made us believe a smaller allocation was warranted. Pre-refunded bonds were also reduced. Their yield premiums were slim, and they had relatively short maturities. We were able to expand modestly into state general obligation bonds and lock in slightly higher yields.

     While the fund did relatively well over the period, with rates so low, future returns will most likely come from income rather than appreciation.


PORTFOLIO STRATEGY

     Tax-Free Intermediate Bond Fund

     Fund performance was strong for the 6- and 12-month periods ended August 31, slightly trailing the Lipper average during the past six months but surpassing it over the longer period. The fund's net asset value rose from $11.00 per share at the end of February to $11.20, while the dividend per share remained stable at $0.24.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                  7.2                    7.7

Weighted Average Effective
Duration (years)                                  4.5                    4.7

Weighted Average Quality *                         AA                     AA


* Based on T. Rowe Price research.

     Intermediate-term interest rates fell during the reporting period, but less sharply than short-term rates. For example, seven-year general obligation yields declined 30 basis points from 4% to 3.70% while three-year rates dropped 70 basis points. This was a result of the Federal Reserve's aggressive rate-cutting program. The Fed's actions tend to affect short-term rates more than intermediate- and long-term rates.


Top 5 Sectors
--------------------------------------------------------------------------------

Portfolio Characteristics
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

General Obligations - State                        14%                    16%

General Obligations - Local                        12                     16

Electric Revenue                                    6                     13

Dedicated Tax Revenue                              13                     12

Lease Revenue                                       4                      8


     We kept the fund's interest rate exposure slightly long throughout the period. While this strategy helped performance, our positioning along the yield curve played a very important role. (The yield curve graphically depicts the relationship among short-, intermediate-, and long-term yields.) Our overweighting in five-year bonds benefited results but was somewhat offset by exposure to the 15-year sector, which we increased toward the end of the period because it appeared undervalued at the time. The fund's duration rose from 4.5 to 4.7 years over six months, a reflection of our general strategy. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.)


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 15.7                   16.3

Weighted Average Effective
Duration (years)                                  7.2                    6.8

Weighted Average Quality *                        AA-                    AA-


* Based on T. Rowe Price research.


     Overall credit quality was unchanged, although the composition of our holdings did change slightly. State and local general obligation and lease revenue bonds increased, while we reduced our allocation to solid waste, water and sewer, and education revenue bonds. The portfolio's component of electric revenue securities rose significantly as we combined the nuclear and electric revenue sectors; consolidation within the industry has made the distinction between these segments less relevant.


PORTFOLIO STRATEGY

     Tax-Free Income Fund

     The fund provided solid returns for the six-month and one-year periods as interest rates continued to trend lower. The net asset value rose from $9.72 to $9.93 over the past six months, continuing the strength shown during the past year. As prices rose, the fund's dividend yield declined from 4.95% to 4.83%, a modest move considering that market rates fell anywhere from 20 to 80 basis points, depending on the maturity of the bond. While we try to manage the fund to benefit from interest rates moves, we also try to preserve tax-free income by holding on to bonds purchased in higher interest rate environments.

     Probably the most important influence on bond fund returns this year was the steepening yield curve as short-term rates fell by more than 75 basis points in the last six months, while long-term rates declined by only about
     25. From March through late May, long-term rates rose modestly as concerns about energy prices and fiscal discipline at the federal government weighed on the market. During this period, we kept our duration in what we consider a neutral position. (A fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.)

     In late May and June, as a weaker economy became clear and inflation concerns receded, the long end of the market began to rally and long-term rates fell. We took advantage of more favorable markets to lengthen duration a bit. By the end of August, as long-term rates approached 5%, the fund's weighted average maturity was half a year longer than six months ago while the duration was shorter, a result of many bonds trading to their call dates instead of maturity. Although our returns were certainly respectable, in retrospect we would have been better served by buying more intermediate-term bonds to benefit from the steepening yield curve.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Electric Revenue                                    3%                    14%

Hospital Revenue                                   14                     14

Prerefunded Bonds                                   8                      8

General Obligations - Local                         9                      8

Water and Sewer Revenue                             6                      8


     At the beginning of the period, we identified an opportunity in medium- and lower-rated bonds that had underperformed in 2000. Although the economy continued to slow in 2001, we selectively added some single-A and BBB rated bonds that met our credit tests and appeared to offer attractive return potential. For example, we sold insured hospital revenue bonds and bought uninsured bonds that we thought would benefit as this sector began to recover from three difficult years. We also added some electric utility bonds that we felt would be good performers going forward.

     All in all, the additions represented about 2% of the portfolio's assets, not enough to move our relatively high average credit quality, but enough to help performance as these bonds' returns were higher than most AAA and AA rated credits. They also provided an important offset to declining income from our short-term investments. For the near term, we expect to maintain our strategy of keeping the portfolio at least in a neutral or longer duration posture and preserving higher-yielding securities to maintain income.


PORTFOLIO STRATEGY

     Tax-Free High Yield Fund

     The Tax-Free High Yield Fund posted solid returns for the six-month reporting period and generated exceptional absolute and relative returns versus our peer group for the 12-month period. The fund's net asset value rose from $11.56 to $11.84 a share over the last six months as declining interest rates and improved markets for high-yield credits benefited performance.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                 17.7                   17.6

Weighted Average Effective
Duration (years)                                  7.5                    7.0

Weighted Average Quality *                       BBB+                   BBB+


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                           Percent of             Percent of
                                           Net Assets             Net Assets
                                              2/28/01                8/31/01
--------------------------------------------------------------------------------

Life Care/Nursing Home Revenue                     14%                    15%

Hospital Revenue                                   16                     15

Industrial and Pollution

Control Revenue                                    12                     12

Electric Revenue                                    2                     12

Prerefunded Bonds                                   8                      7



     The major factor influencing high-yield tax-free bonds during the past six months was the significant shift in investor sentiment toward lower-rated debt in a declining interest rate environment. Yields on medium- and lower-quality securities followed yields on AAA municipals lower as concerns about the health of the U.S. economy deepened. However, the price appreciation of higher-yielding municipals outpaced the high-grade market as investors sharply reversed a two-year stretch during which there was a wide gap between the yields of high- and low-quality securities. The lower yields on AAA rated securities attracted many investors to our higher-yielding sector.

     Hospital and health care bonds led the rally in our area. The hospital segment of the Lehman Municipal Index (a broad universe of municipal bonds used as a proxy for the market) outperformed the overall index by more than two percentage points (7.01% vs. 4.75%) over the last six months and by more than three points for the 12-month period (13.42% vs. 10.19%). Stronger financial performance from health care providers and brighter reimbursement prospects aided this sector's underlying fundamental outlook. Corporate-backed debt also fared well, outpacing the Lehman Municipal Index by six-tenths of one percent, mirroring the performance of Old Economy credits in the taxable bond market.

     We selectively added to lower-rated bonds throughout the period. Moving forward, however, we are more cautious in our outlook for them. The sharp rally in high-yield bonds came at a time when the overall economy is quite weak. Many higher-yielding credits have moved from significantly undervalued levels to fully valued levels. As a result, we will be opportunistic in our approach, relying heavily on our exceptional research team to identify undervalued high-yield municipals.

  Quality Diversification
  ------------------------------------------------------------------------------
  AAA                                                                  13
  AA                                                                   14
  A                                                                    15
  BBB                                                                  25
  BB and below                                                         33



OUTLOOK

Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest-a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income to investors than after-tax Treasury income, even to investors in the lowest tax brackets.

Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates. We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

Respectfully submitted,


Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds


Mary J. Miller
Chairman of the Investment Advisory Committees
Tax-Free Income and Tax-Free High Yield Funds

September 16, 2001


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EXEMPT MONEY SHARES
--------------------------------------------------------------------------------
                                               Lipper             Tax-Exempt
                                        Funds Average           Money Shares
--------------------------------------------------------------------------------

8/91                                            10000                  10000
8/92                                            10317                  10299
8/93                                            10531                  10514
8/94                                            10746                  10743
8/95                                            11093                  11095
8/96                                            11434                  11446
8/97                                            11783                  11806
8/98                                            12145                  12183
8/99                                            12467                  12522
8/00                                            12875                  12950
8/01                                            13263                  13363


TAX-EXEMPT MONEY PLUS SHARES
--------------------------------------------------------------------------------
                                                                  Tax-Exempt
                                               Lipper             Money PLUS
                                              Average                  Share
--------------------------------------------------------------------------------

11/1/98                                         10000                  10000
8/99                                            10215                  10206
8/00                                            10551                  10535
8/01                                            10869                  10853



TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                                  Lipper
                 Lehman  Brothers     Short-Intermediate               Tax-Free
                        3-Year GO         Municipal Debt     Short-Intermediate
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        10879                  10858                  10709
8/93                        11595                  11722                  11403
8/94                        11895                  11939                  11651
8/95                        12708                  12652                  12336
8/96                        13208                  13112                  12810
8/97                        13941                  13866                  13492
8/98                        14745                  14668                  14248
8/99                        15174                  14931                  14579
8/00                        15887                  15575                  15235
8/01                        17150                  16788                  16423



TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                  Lipper
                  Lehman Brothers           Intermediate               Tax-Free
                 7-Year Municipal         Municipal Debt           Intermediate
Bond Index          Funds Average              Bond Fund
--------------------------------------------------------------------------------

11/30/92                    10000                  10000                  10000
8/93                        10883                  10892                  11103
8/94                        11037                  11020                  11308
8/95                        12007                  11829                  12212
8/96                        12475                  12343                  12696
8/97                        13446                  13260                  13572
8/98                        14471                  14242                  14599
8/99                        14688                  14299                  14652
8/00                        15597                  15055                  15460
8/01                        17061                  16413                  16876


TAX-FREE INCOMEFUND
--------------------------------------------------------------------------------

                 Lehman  Brothers         Lipper General               Tax-Free
                        Municipal         Municipal Debt                 Income
                       Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------
8
/91                        10000                  10000                  10000
8/92                        11116                  11136                  11166
8/93                        12473                  12507                  12676
8/94                        12490                  12400                  12575
8/95                        13598                  13340                  13594
8/96                        14310                  14013                  14336
8/97                        15633                  15287                  15623
8/98                        16985                  16580                  17008
8/99                        17070                  16343                  16813
8/00                        18226                  17197                  17836
8/01                        20084                  18905                  19736


TAX-FREE HIGH YIELDFUND
--------------------------------------------------------------------------------

                                       Lipper High Yield               Tax-Free
                  Lehman Brothers         Municipal Debt             High Yield
               Revenue Bond Index          Funds Average                   Fund
--------------------------------------------------------------------------------

8/91                        10000                  10000                  10000
8/92                        11181                  11011                  11145
8/93                        12638                  12229                  12615
8/94                        12619                  12311                  12711
8/95                        13742                  13270                  13701
8/96                        14544                  13990                  14500
8/97                        15971                  15352                  15991
8/98                        17390                  16699                  17408
8/99                        17464                  16582                  17202
8/00                        18603                  16683                  17658
8/01                        20500                  17853                  19284


Average Annual Compound Total Return
--------------------------------------------------------------------------------

  This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods                                                     Since    Inception
  Ended 8/31          1 Year      5 Years     10 Years     Inception       Date
  ------------------------------------------------------------------------------

  Tax-Exempt
  Money                 3.19%        3.15%        2.94%        --       4/8/81

  Tax-Exempt
  Money PLUS            3.02         --           --           2.93%   11/1/98

  Tax-Free
  Short-Intermediate    7.80         5.10         5.09         --     12/23/83

  Tax-Free
  Intermediate Bond     9.16         5.86         --           6.16   11/30/92

  Tax-Free
  Income               10.66         6.60         7.04         --     10/26/76

  Tax-Free
  High Yield            9.21         5.87         6.79         --       3/1/85



  Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund and PLUS Class shares.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
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For assistance with your existing
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Shareholder Service Center
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or obtain information, call:
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www.troweprice.com
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plan participants:
The appropriate 800 number
appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

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Owings Mills
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Wellesley

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Oak Brook

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T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         C03-051  8/31/01